UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2012

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Kansas City Southern ("KCS", "the Company"), is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release dated April 2, 2012, announcing the initiation of a quarterly cash dividend on the Company's common stock and the declaration of the first quarter 2012 cash dividend on common stock.

Item 9.01 Financial Statements and Exhibits.

(d)

News Release issued by Kansas City Southern, dated April 2, 2012, entitled "Kansas City Southern Board of Directors Initiates Quarterly Cash Dividend on Common Stock and Declares First Quarter 2012 Dividend" is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

April 2, 2012	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by Kansas City Southern, dated April 2, 2012, entitled "Kansas City Southern Board of Directors Initiates Quarterly Cash Dividend on Common Stock and Declares First Quarter 2012 Dividend."